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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



        Date of Report (Date of Earliest Event Reported): October 3, 2000

                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       0-26602                                           22-1518276
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(Commission File Number)                    (I.R.S. Employer Identification No.)



201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                              07470
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(Address of Principal Executive offices)                     (Zip Code)


                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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NY2:\969931\01\KS#J01!.DOC\50318.0009

ITEM 3.              BANKRUPTCY OR RECEIVERSHIP.

                     On October 3, 2000, The Grand Union Company ("Grand Union") and its three wholly-owned subsidiaries (collectively with Grand Union, the "Company") each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the District of New Jersey (the "Court"). The cases have been consolidated for the purpose of joint administration and were assigned to Judge Novalyn Winfield (case nos. 003-9613 through 003-9616).

                     At a hearing held on October 3, 2000, the Court approved, on an interim basis, the Company's $60 million post-petition debtor-in-possession financing facility with Lehman Commercial Paper Inc., one of the Company's existing lenders, and the Company's interim supply agreement with C&S Wholesale Grocers, Inc.

                     The press release announcing such filing, which is filed as
Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.


ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS

Exhibit No.                    Exhibit
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   99.1                        Press Release, dated October 3, 2000.








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                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             THE GRAND UNION COMPANY

Date: October 4, 2000.                       By: /s/ Glenn J. Smith
                                                 ------------------------------
                                                 Glenn J. Smith
                                                 Senior Vice President



















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
                                  EXHIBIT INDEX



Exhibit No.                    Exhibit
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   99.1                        Press Release, dated October 3, 2000.
















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